                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1630
                                     DATED: JANUARY 6, 1998


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                Prime (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               January 6, 1998


SETTLEMENT DATE:          January 9, 1998


MATURITY DATE:            January 11, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -2.790%
                          (minus two hundred seventy nine bps)


SPREAD MULTIPLIER:        N/A


COMMISSION:               0.075%


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 11th of April, July, October and Maturity, subject to Following
                          Business Day Convention.


INITIAL INTEREST RATE:    TBD


FORM:                     Book-entry


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